EXHIBIT 4.72







                              ARRANGEMENT AGREEMENT



                                      AMONG

                              IMA EXPLORATION INC.

                                       AND

                               IMA HOLDINGS CORP.

                                       AND

                       GOLDEN ARROW RESOURCES CORPORATION









                                  MAY 14, 2004

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                              ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT made as of the 14th day of May, 2004.


AMONG:

         IMA EXPLORATION INC., a company incorporated under the laws of the Province of British Columbia and having a head office at 709, 837 W. Hastings St., Terminal City Club Tower Vancouver, BC V6C 3N6

         (hereinafter referred to as "IMA")

AND:

         IMA HOLDINGS CORP., a company incorporated under the laws of the Province of British Columbia and having a head office at 709, 837 W. Hastings St., Terminal City Club Tower
         Vancouver, BC  V6C 3N6

         (hereinafter referred to as "IMA HOLDCO")

AND:

         GOLDEN ARROW RESOURCES CORPORATION, a company incorporated under the laws of the Province of British Columbia and having a ohead office at 709, 837 W. Hastings St., Terminal City Club Tower, Vancouver, BC V6C 3N6

         (hereinafter referred to as "GOLDEN ARROW")

WHEREAS:

A. IMA, IMA Holdco, a wholly owned subsidiary of IMA, and Golden Arrow have agreed to proceed with a proposed transaction by way of a plan of arrangement whereby IMA will reorganize its share capital, certain assets of IMA will be transferred to Golden Arrow, and a series of share exchanges will take place with the result that the current shareholders of IMA will have equivalent percentage shareholdings in IMA and Golden Arrow;

B. IMA proposes to convene a meeting of its securityholders to consider the Arrangement under sections 289 - 299 of the Business Corporations Act (British Columbia), on the terms and conditions set forth in the Plan of Arrangement attached as Appendix I hereto; and

C. Each of the parties to this Agreement has agreed to participate in and support the Arrangement.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the respective covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:


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                                      -2-


                                   ARTICLE 1.
                                 INTERPRETATION

1.1      DEFINITIONS

In this Agreement, including the recitals hereto, unless there is something in the subject matter or context inconsistent therewith, the following capitalized words and terms shall have the following meanings:

         (a)      "ARRANGEMENT  AGREEMENT"  means  this  arrangement  agreement,
                  including   the  Appendix  I  hereto,   as  the  same  may  be
                  supplemented or amended from time to time;

         (b) "INTERIM ORDER" means the interim order of the Court made pursuant to the application therefor contemplated by section
                  4.4 hereof;

         (c) "PERSON" means and includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, a trustee, executor, administrator or other legal representative and the Crown or any agency or instrumentality thereof;

         (d) "PLAN OF ARRANGEMENT" means the plan of arrangement which is annexed as Appendix I hereto and any amendment or variation thereto made in accordance with section 6.1 hereof;

         (e) "SPECIAL RESOLUTION" means a resolution passed by a majority of not less than three quarters of the votes cast by the Securityholders who vote in respect of such resolution at the Meeting; and

         (f) "SUBSIDIARY" means, with respect to a specified body corporate, a body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of directors thereof, whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency, are at the time owned, directly or indirectly, by such specified body corporate, and includes a body corporate in like relation to a subsidiary;

All capitalized words used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Plan of Arrangement.

1.2      HEADINGS

         The division of this Agreement into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof' and "hereunder" and similar expressions refer to this Agreement (including the appendices hereto) as a whole and not to any particular article, section or other portion hereof and includes any agreement, document or instrument supplementary or ancillary hereto.


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                                      -3-


1.3      CONSTRUCTION

         In this Agreement, unless something in the context is inconsistent therewith:

         (a) the words "include" or "including" when following any general term or statement are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as permitting it to refer to all other items or matters that could reasonably fall within its broadest possible scope;

         (b) a reference to a statute shall be deemed to include every regulation made pursuant thereto, all amendments to the statute or to any such regulation enforced from time to time, and any statute or regulation that supplements or supersedes such statute or any such regulation;

         (c) a reference to time or date is to the local time or date in Vancouver, British Columbia, unless specifically indicated otherwise;

         (d) a reference to a particular corporation includes the corporation derived from the amalgamation of the particular corporate, or of a corporation to which such reference is extended by this paragraph (d), with one or more other corporations;

         (e) a word importing the masculine gender includes the feminine or neuter and a word importing the singular includes the plural and vice versa; and

         (f) a reference to "approval", "authorization", "consent", "designation" or "notice" means written approval, authorization, consent, designation or notice unless specifically indicated otherwise.

1.4      DATE FOR ANY ACTION

         In the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day at such place, unless otherwise agreed to.

1.5      CURRENCY

         All sums of money which are referred to in this Agreement are expressed in lawful money of Canada unless otherwise specified.

1.6      ACCOUNTING PRINCIPLES

         Whenever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be to the Canadian generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor thereto, applicable as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles.

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                                      -4-


1.7      APPENDIX

         The attached Appendix I, entitled "Plan of Arrangement", shall be deemed to be incorporated into and form part of this Agreement.

1.8      ENTIRE AGREEMENT

         This Agreement, together with the appendices, agreements and other documents herein or therein referred to, constitute the entire agreement among the parties pertaining to the subject manner hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, among the parties with respect to the subject matter hereof.


                                   ARTICLE 2.
                          EFFECTIVE DATE OF ARRANGEMENT

2.1      ARRANGEMENT

         IMA, IMA Holdco, and Golden Arrow agree to effect the Arrangement pursuant to the provisions of sections 288 to 299 of the BCBCA on the terms and subject to the conditions contained in this Agreement and the Plan of Arrangement.

2.2      EFFECTIVE TIME OF ARRANGEMENT

         The Arrangement shall become effective at 12:01 a.m. on the Effective Date.

2.3      COMMITMENT TO EFFECT ARRANGEMENT

         Subject to satisfaction of the terms and conditions of this Agreement and termination pursuant to Article 6, the parties shall each use all reasonable efforts and do all things reasonably required to cause the Arrangement to become effective on the Effective Date and, in conjunction therewith, to cause the transactions contemplated by the Plan of Arrangement to be completed on or prior to the Effective Date. Without limiting the generality of the foregoing, the parties shall proceed forthwith to apply for the Interim Order and, upon obtainment thereof, IMA shall call the Meeting and mail the Circular to the Securityholders.

2.4      FILING OF FINAL ORDER

         Subject to the rights of termination contained in Article 6 hereof, upon the Securityholders approving the Arrangement by Special Resolution in accordance with the provisions of the Interim Order and the BCBCA, IMA obtaining the Final Order and the other conditions contained in Article 5 hereof being satisfied or waived, IMA, IMA Holdco and Golden Arrow shall send a copy of the Final Order together with such other documents as may be required by the Registrar to be filed pursuant to sections 288 to 299 of the BCBCA in order to make the Arrangement effective on the Effective Date. Upon the Arrangement becoming effective, IMA, IMA Holdco and Golden Arrow shall exchange such other documents as may be necessary or desirable in connection with the completion of the transactions contemplated by this Agreement and the Plan of Arrangement.


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                                      -5-


                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES


3.1      REPRESENTATIONS AND WARRANTIES OF IMA, IMA HOLDCO AND GOLDEN ARROW

         Each of the parties represents and warrants to each other as follows:

         (a) it is a corporation duly incorporated or continued and validly subsisting under the laws of the Province of British Columbia and has full capacity and authority to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to perform its obligations hereunder,

         (b) it has taken all corporate actions necessary to authorize the execution and delivery of this Agreement, and this Agreement has been duly authorized by it;

         (c) neither the execution and delivery of this Agreement nor the performance of any of its covenants and obligations hereunder will constitute a material default under, or be in any material contravention or breach of:

                  (i)      any   provision  of  its   constating   documents  or
                           governing documents;

                  (ii) any judgment, decree, order, law, statute, rule or regulation applicable to it; or

                  (iii) any agreement or instrument to which it is a party or by which it is bound; and

         (d) no dissolution, winding-up, bankruptcy, liquidation or similar proceedings have been commenced or are pending or proposed in respect of it.


                                    ARTICLE 4.

                                    COVENANTS

4.1      COVENANTS OF IMA

         IMA hereby covenants and agrees with IMA Holdco and Golden Arrow as follows:

         (a) until the Effective Date, IMA and each of its Subsidiaries shall carry on its business in the ordinary course and shall not enter into any transaction or incur any obligation or liability out of the ordinary course of its business, except as otherwise contemplated in this Agreement;

         (b) except as otherwise contemplated in this Agreement, until the Effective Date, IMA shall not, and shall not suffer or permit any of its Subsidiaries to, merge into or with, or amalgamate, consolidate or enter into any other corporate reorganization with, any other corporation or Person or perform any act or enter into any transaction or negotiation which reasonably could be expected to, directly or indirectly, interfere or be inconsistent with the completion of the Arrangement or other transactions contemplated by this Agreement;

         (c) IMA shall, in a timely and expeditious manner, file the Circular in all jurisdictions where the Circular is required to be filed by IMA and mail or cause to be mailed the Circular to the Securityholders, the directors of IMA and the auditors of IMA and any other person who is entitled to receive the Circular, all in accordance with the terms of the Interim Order and applicable law;


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                                      -6-


         (d) IMA shall perform the obligations required to be performed by it, and shall enter into all agreements required to be entered into by it under this Agreement and the Plan of Arrangement and shall do all such other acts and things as may be necessary or desirable in order to carry out and give effect to the Arrangement and related transactions as described in the Circular and, without limiting the generality of the foregoing, IMA shall seek:

                  (i) the approval of the Securityholders required for the implementation of the Arrangement;

                  (ii)     the Interim  Order and Final Order as provided for in
                           section 4.4, and

                  (iii) such other consents, orders, rulings, approvals and assurances as counsel may advise are necessary or desirable for the implementation of the Arrangement, including those referred to in section 5.1;

         (e) IMA will convene the Meeting as soon as practicable and will solicit proxies to be voted at the Meeting in favour of the Arrangement and all other resolutions referred to in the Circular; and

         (f) IMA will use all reasonable efforts to cause each of the conditions precedent set out in sections 5.1 and 5.2 to be complied with on or before the Effective Date.

4.2      COVENANTS OF IMA HOLDCO


         IMA Holdco hereby covenants and agrees with IMA and Golden Arrow as follows:

         (a) except as otherwise contemplated in this Agreement, until the Effective Date, IMA Holdco shall not merge, and shall not suffer or permit any of its Subsidiaries to, merge into or with, or amalgamate or consolidate, or enter into any other corporate reorganization with, any other corporation or
                  Person, perform any act or enter into any transaction or negotiation which reasonably could be expected to, directly or indirectly, interfere or be inconsistent with the completion of the Arrangement or other transactions contemplated by this Agreement;

         (b) IMA Holdco shall perform the obligations required to be performed by it, and shall enter into all agreements required to be entered into by it under this Agreement and the Plan of Arrangement and shall do all such other acts and things as may be necessary or desirable in order to carry out and give effect to the Arrangement and related transactions as described in the Circular and, without limiting the generality of the foregoing, IMA Holdco shall seek and cooperate with IMA and Golden Arrow in seeking:

                  (i)      the Interim  Order and Final Order as provided for in
                           section 4.4, and

                  (ii) such other consents, orders, rulings, approvals and assurances as counsel may advise are necessary or desirable for the implementation of the Arrangement, including those referred to in section 5.1; and

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                                      -7-



         (c) IMA Holdco will use all reasonable efforts to cause each of the conditions precedent set out in sections 5.1 and 5.2 to be complied with on or before the Effective Date.

4.3      COVENANTS OF GOLDEN ARROW

         Golden Arrow hereby covenants and agrees with IMA as follows:

         (a) except as otherwise contemplated in this Agreement, until the Effective Date, Golden Arrow shall not merge, and shall not suffer or permit any of its Subsidiaries to, merge into or with, or amalgamate or consolidate, or enter into any other corporate reorganization with, any other corporation or
                  Person, perform any act or enter into any transaction or negotiation which reasonably could be expected to, directly or indirectly, interfere or be inconsistent with the completion of the Arrangement or other transactions contemplated by this Agreement;

         (b) Golden Arrow shall perform the obligations required to be performed by it, and shall enter into all agreements required to be entered into by it under this Agreement and the Plan of Arrangement and shall do all such other acts and things as may be necessary or desirable in order to carry out and give effect to the Arrangement and related transactions as described in the Circular and, without limiting the generality of the foregoing, Golden Arrow shall seek and cooperate with IMA and IMA Holdco in seeking:

                  (i)      the Interim  Order and Final Order as provided for in
                           section 4.4, and

                  (ii) such other consents, orders, rulings, approvals and assurances as counsel may advise are necessary or desirable for the implementation of the Arrangement, including those referred to in section 5.1; and

         (c) Golden Arrow will use all reasonable efforts to cause each of the conditions precedent set out in sections 5.1 and 5.2 to be complied with on or before the Effective Date.

4.4      INTERIM ORDER AND FINAL ORDER

         Each party covenants and agrees that it will, as soon as reasonably practicable, apply to the Court pursuant to section 291 of the BCBCA for the Interim Order providing for, among other things, the calling and holding of the Meeting for the purpose of, among other matters, considering and, if deemed advisable, approving the Arrangement and that, if the approval of the Securityholders of the Arrangement as set forth in the Interim Order is obtained by IMA, as soon as practicable thereafter each party will take the necessary steps to submit the Arrangement to the Court and apply for the Final Order in such fashion as the Court may direct.


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                                      -8-



                                   ARTICLE 5.
                                   CONDITIONS


5.1      MUTUAL CONDITIONS PRECEDENT

         The respective obligations of each party hereto to complete the transactions contemplated by this Agreement, and the obligation of IMA to file a copy of the Final Order and other documents (if any) required to give effect to the Arrangement with the Registrar, shall be subject to the satisfaction, on or before the Effective Date, of the following conditions:

         (a) the Interim Order shall have been granted in form and substance satisfactory to IMA;

         (b) the Arrangement, with or without amendment, shall have been approved at the Meeting by the Securityholders in accordance with the Interim Order,

         (c) the Arrangement with or without amendment, shall have been approved by the shareholders of each of IMA Holdco and Golden Arrow;

         (d) the Final Order shall have been granted in form and substance satisfactory to IMA;

         (e) the TSX-V shall have conditionally accepted the Arrangement and confirmed that immediately prior to the Effective Date, the IMA Special Shares and the Golden Arrow Preferred Shares issuable under the Arrangement will be listed on the TSX-V;

         (f) all other consents, orders, rulings, approvals and assurances, including regulatory and judicial approvals and orders required, necessary or desirable for the Arrangement to become effective shall have been obtained or received from the Persons, authorities or bodies having jurisdiction in the circumstances, in a form acceptable to IMA;

         (g) there shall not be in force any order or decree restraining or enjoining the consummation of the transaction contemplated by the Arrangement Agreement;

         (h) IMA shall provide to Golden Arrow, on or before the Effective Date, an indemnity in form and substance acceptable to Golden Arrow for any costs or losses incurred by Golden Arrow in respect of the legal action commenced by a subsidiary of Aquiline Resources Inc. against IMA;

         (i) notices of dissent have not been delivered by Shareholders holding greater than 1% of the outstanding IMA Common Shares;

         (j)      this Agreement shall not have been terminated under Article 6;

         (k) IMA and IMA Holdco shall have completed a transition pursuant to section 436 of the BCBCA; and

         (l)      prior  to  the  Effective   Date,  all  of  the  Golden  Arrow
                  Properties located in Argentina, shall be indirectly held by IMA Holdings (BVI).

Except for the conditions set forth in subsections 5.1 (a), (b), (c), (d), (j) and (k), any of the foregoing conditions may be waived.


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                                      -9-


5.2      CONDITIONS AND OBLIGATIONS OF EACH PARTY

         The obligation of each of IMA, IMA Holdco and Golden Arrow to complete the transactions contemplated by this Agreement is further subject to the condition, which may be waived by any such party without prejudice to its right to rely on any other condition in favour of such party, that each and every one of the covenants of the other party hereto to be performed on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed by such party and that, except as affected by the transactions contemplated by this Agreement, the representations and warranties of the other party hereto shall be true and correct in all material respects as at the Effective Date, with the same effect as if such representations and warranties had been made at and as of such time.


                                   ARTICLE 6.
                            AMENDMENT AND TERMINATION

6.1      AMENDMENT

         Subject to any mandatorily applicable restrictions under the BCBCA or the Final Order, this Agreement may, at any time and from time to time before or after the holding of the Meeting, but not later than the Effective Date, be amended by written agreement of the parties hereto without, subject to applicable law, further notice to or authorization on the part of the Securityholders.

6.2      TERMINATION

         This Agreement may, at any time before or after the holding of the Meeting but prior to the Effective Date, be unilaterally terminated by the board of directors of IMA without further notice to, or action on the part of, its Securityholders for whatever reasons it may consider appropriate.

6.3      EFFECT OF TERMINATION

         Upon the termination of this Agreement pursuant to section 6.2 hereof, no party shall have any liability or further obligation to any other party hereunder.

                                   ARTICLE 7.
                                     MERGER

7.1      MERGER OF CONDITIONS

         The conditions set out in sections 5.1 and 5.2 shall be conclusively deemed to have been satisfied, waived or released on the Effective Date.

7.2      MERGER OF REPRESENTATIONS, WARRANTIES AND COVENANTS

         The provisions of sections 3.1, 4.1, 4.2 and 4.3 shall be conclusively deemed to have been satisfied in all respects on the Effective Date and shall accordingly merge in and not survive the effectuation of the Arrangement.

                                    ARTICLE 8.
                                     GENERAL


8.1      NOTICES

         All notices which may be or are required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be deemed to be validly given if served personally or by facsimile, in each case to the attention of the senior officer at the following addresses or at such other addresses as shall be specified by the parties by like notice:

         IF TO IMA EXPLORATION INC:

         IMA Exploration Inc.
         709, 837 W. Hastings St.
         Terminal City Club Tower
         Vancouver, BC  V6C 3N6

         Attention: Joseph Grosso, President and Chief Operating Officer
         Facsimile: (604) 687-1858

         WITH A COPY TO:

         Axium Law Group
         Suite 3350, Four Bentall Centre
         1055 Dunsmuir Street
         PO Box 49222
         Vancouver, BC  V7X 1L2

         Attention: Michael Varabioff
         Facsimile: (604) 692-4918

         IF TO IMA HOLDCO OR GOLDEN ARROW:

         IMA Holdings Corp.or Golden Arrow Resources Corporation (as applicable) 709, 837 W. Hastings St.
         Terminal City Club Tower
         Vancouver, BC  V6C 3N6

         Attention: Joseph Grosso, President
         Facsimile: (604) 687-1858

         Any notice that is delivered shall be deemed to be delivered on the date of delivery to such address if delivered on a Business Day prior to 5:00 p.m. (local time at the place of receipt) or on the next Business Day if delivered after 5:00 p.m. or on a non-Business Day. Any notice delivered by facsimile transmission shall be deemed to be delivered on the date of transmission if delivered on a Business Day prior to 5:00 p.m. (local time at the place of receipt) or the next Business Day if delivered after 5:00 p.m. or on a non-Business Day.

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                                      -11-


8.2      ASSIGNMENT

         No party may assign its rights or obligations under this Agreement or the Arrangement without the prior written consent of the other party hereto.

8.3      BINDING EFFECT

         This Agreement and the Plan of Arrangement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.4      WAIVER

         Any waiver or release of any of the provisions of this Agreement, to be effective, must be in writing executed by the party granting the same.

8.5      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

8.6      EXPENSES

         All expenses incurred in connection with contemplated hereby and thereby shall be borne entirely by IMA.

8.7      COUNTERPARTS

         This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written.

IMA EXPLORATION INC.



Per: /s/ Joseph Grosso
    ----------------------------------------
Name: Joseph Grosso
Title: President and Chief Operation Officer

IMA HOLDINGS CORP.



Per: /s/ Joseph Grosso
    ----------------------------------------
Name: Joseph Grosso
Title: President

GOLDEN ARROW RESOURCES CORPORATION



Per:  /s/ Joseph Grosso
    ----------------------------------------
Name: Joseph Grosso
Title: President


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  APPENDIX I TO ARRANGEMENT AGREEMENT MADE AS OF THE 14 DAY OF MAY, 2004, AMONG
IMA EXPLORATION INC., IMA HOLDINGS CORP. AND GOLDEN ARROW RESOURCES CORPORATION

                  PLAN OF ARRANGEMENT UNDER SECTIONS 288 - 299

               OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

                                   ARTICLE 1.

                                 INTERPRETATION

1.1      DEFINITIONS

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following capitalized words and terms shall have the following meanings:


         (a) "ARRANGEMENT" means the statutory arrangement involving IMA, its Securityholders, IMA Holdco and Golden Arrow proposed under the provisions of sections 288 to 299 of the BCBCA, on the terms and conditions set out in this Plan of Arrangement or any amendment or variation thereto made in accordance with the terms of the Arrangement Agreement;

         (b) "ARRANGEMENT AGREEMENT" means the arrangement agreement made as of the 14 day of May, 2004 between IMA, IMA Holdco and Golden Arrow to which this Plan of Arrangement is attached as Appendix I, as the same may be supplemented or amended from time to time;

         (c)      "BCBCA"   means  the   Business   Corporations   Act  (British
                  Columbia), as amended;

         (d) "BUSINESS DAY" means any day, which is not a Saturday or a Sunday, or a statutory holiday in British Columbia;

         (c) "CASH" means $750,000 which will be transferred from IMA to Golden Arrow pursuant to the Plan of Arrangement;

         (f) "CIRCULAR" means the definitive form, together with any amendments thereto, of the management proxy circular of IMA to be prepared and sent to the Securityholders in connection with the Meeting;

         (g) "CONTRACTS" means all agreements to which IMA is a party, which pertain to the Golden Arrow Properties and which will be assigned from IMA to Golden Arrow pursuant to the Plan of Arrangement;

         (h)      "COURT"  means the  Supreme  Court of the  Province of British
                  Columbia;

         (i) "EFFECTIVE DATE" means July 7, 2004 or such other date as may be determined by the board of directors of IMA in accordance with the provisions of the BCBCA;

         (j) "EFFECTIVE TIME" means 12:01 a.m., Vancouver time, on the Effective Date;


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                                      -2-


         (k) "FINAL ORDER" means the final order of the Court approving the Arrangement pursuant to the BCBCA;

         (L)      "GOLDEN  ARROW" means "Golden Arrow  Resources  Corporation" a
                  corporation   incorporated   under   the  BCBCA  in  order  to
                  facilitate the Arrangement;

         (m) "GOLDEN ARROW COMMON SHARES" means the common shares without par value in the capital of Golden Arrow which are to be issued under the Arrangement to holders of IMA Special Shares in exchange for such IMA Special Shares, and having the terms and conditions set out in Schedule D to this Plan of Arrangement;

         (n) "GOLDEN ARROW NOTE" means the demand, non-interest bearing promissory note to be issued by Golden Arrow to IMA having a principal amount and aggregate fair market value equal to the aggregate fair market value of the Golden Arrow Preferred Shares;

         (o) "GOLDEN ARROW PREFERRED SHARES" means the preferred shares of Golden Arrow which are to be issued under the Arrangement to IMA in exchange for the Transferred Assets, which will have a value equal to the Net Fair Market Value, and having the terms and conditions set out in Schedule D to this Plan of Arrangement;

         (p) "GOLDEN ARROW PROPERTIES" means all of IMA's mineral property interests in Argentina and Peru, other than the Navidad Area Properties;

         (q) "HOLDER" means, when not qualified by the adjective "registered", the person entitled to a share hereunder whether or not registered or entitled to be registered in respect thereof in the central securities register of IMA, Holdco or Golden Arrow, as the case may be;

         (r) "IMA" means IMA Exploration Inc., a company incorporated under the laws of the Province of British Columbia;

         (s) "IMA COMMON SHARES" means the common shares without par value in the capital of IMA;

         (t)      "IMA  HOLDCO"  means  IMA  Holdings   Corp.,  a  wholly  owned
                  subsidiary of IMA incorporated under the laws of the Province of British Columbia;

         (u) "IMA HOLDINGS (BVI)" means Inversiones Mineras Argentinas Holdings (BVI) Inc., a wholly-owned subsidiary of IMA Holdco which indirectly owns or will own the Golden Arrow Properties located in Argentina;

         (v) "IMA NAVIDAD (BVI)" means IMA Navidad (BVI) Inc., a wholly-owned subsidiary of IMA which indirectly owns and will, upon completion of the Arrangement, continue to own the Navidad Area Properties;

         (w) "IMA NOTE" means the demand, non-interest bearing promissory note to be issued by IMA to Golden Arrow having a principal amount and fair market value equal to the aggregate fair market value of the IMA Special Shares;

         (x) "IMA OPTIONS" means the outstanding incentive stock options of IMA entitling the holders to purchase IMA Common Shares in accordance with the terms and conditions thereof;

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                                      -3-


         (y) "IMA SPECIAL SHARES" means the special shares of IMA which IMA will be authorized to issue upon the Arrangement becoming effective and which are to be issued under the Arrangement to holders of IMA Common Shares in exchange for such IMA Common Shares, and having the terms and conditions set out in Schedule B to this Plan of Arrangement;

         (z) "IMA WARRANTS" means the outstanding common share purchase warrants of IMA entitling the holders to purchase IMA Common Shares in accordance with the terms and conditions thereof;

         (aa) "IMPSA" means IMPSA Resources Corporation, an 80.69% owned subsidiary of IMA Holdco;

         (bb) "IMPSA BVI" means IMPSA BVI Inc., a wholly-owned subsidiary of IMA and IMA Holdco which indirectly owns mineral property interests in Peru;

         (cc)     "ITA" means the Income Tax Act (Canada), as amended;

         (dd) "MARKETABLE SECURITIES" means the common shares of Amera Resources Corporation, Ballad Gold & Silver Ltd. and Cloudbreak Resources Ltd. held by IMA which pertain to the Golden Arrow Properties and which will be transferred from IMA to Golden Arrow pursuant to the Plan of Arrangement;

         (ee)     "MEETING"   means  the  annual  and  special  meeting  of  the
                  Securityholders to be held to consider, among other matters, the Arrangement, and any or postponement adjournment thereof;

         (ff) "NAVIDAD AREA PROPERTIES" means the Navidad Project and certain other mineral properties held indirectly by IMA in central Chubut Province, Argentina;

         (gg)     "NAVIDAD  PROJECT"  means  IMA's  silver-lead-copper   project
                  located in Chubut Province, Argentina;

         (hh) "NET FAIR MARKET VALUE" means an amount determined by the board of directors of IMA as of the Effective Date, as being an amount equal to the fair market value of theTransferred Assets;

         (ii) "NEW IMA COMMON SHARES" means common shares of IMA which IMA will be authorized to issue upon the Arrangement becoming effective and which are to be issued under the Arrangement to holders of IMA Common Shares in exchange for such IMA Common Shares;

         (jj) "PLAN OF ARRANGEMENT" means this plan of arrangement, as it may be amended from time to time in accordance with section
                  6.1 of the Arrangement Agreement;

         (kk) "PUC" means paid-up capital as defined in subsection 89 (1) of the ITA;

         (ll) "RECEIVABLES" means certain amounts owing to IMA by its subsidiaries in respect of the Golden Arrow Properties;

         (mm) "REGISTRAR" means the Registrar of Companies appointed under the BCBCA;


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                                      -4-



         (nn)     "RIGHTSHOLDERS" means the holders of IMA Options;

         (oo) "SECURITYHOLDERS" means the Shareholders and Rightsholders collectively;

         (pp)     "SHAREHOLDER"   means  a  holder  of  IMA  Common  Shares  and
                  "SHAREHOLDERS"  means more than one Shareholder;

         (qq)     "TSX-V" means the TSX Venture Exchange;

         (rr)     "TRANSFER AGENT" means  Computershare Trust Company of Canada;
                  and

         (ss) "TRANSFERRED ASSETS" means the Cash, the Marketable Securities, the Contracts, the common shares of IMA Holdings
                  (BVI), the common shares of IMPSA BVI, the common shares of IMPSA and the Receivables, all of which will be transferred by IMA to Golden Arrow pursuant to the Plan of Arrangement.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS


The division of this Plan of Arrangement into articles, sections, and other portions, and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms "this Plan of Arrangement", "hereof', "herein", "hereunder" and similar expressions refer to this Plan of Arrangement as a whole and not to any particular article, section, subsection, paragraph or part hereof. Unless something in the subject matter or context is inconsistent therewith, all references herein to articles, sections and other portions are to articles, sections and other portions to this Plan of Arrangement.

1.3      NUMBER AND GENDER

In this Plan of Arrangement, words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine and neuter genders, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

1.4      STATUTES

A reference to a statute shall be deemed to include every regulation made pursuant thereto, all amendments to the statute or to any such regulation enforced from time to time, and any statute or regulation that supplements or supersedes such statute or any such regulation.

1.5      CURRENCY

All references to currency herein are to lawful money of Canada unless otherwise specified herein. ARTICLE 2.

                              ARRANGEMENT AGREEMENT

2.1      ARRANGEMENT AGREEMENT

This Plan of Arrangement is made pursuant and subject to the provisions of the Arrangement Agreement.

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                                      -5-


                                   ARTICLE 3.

                                 THE ARRANGEMENT

3.1      THE ARRANGEMENT

On the Effective Date, the following shall occur and be deemed to occur in the following order without further act or formality and with each transaction or event being deemed to occur immediately after the occurrence of the transaction or event immediately preceding it:

         (a)      IMA's authorized share structure shall be amended by:

                  (i) altering the name of the 100,000,000 common shares without par value to be 100,000,000 Class A Common shares without par value; and

                  (ii)     creating the following two new classes of shares:


                           (a) an unlimited number of common shares without par value; and

                           (b)      an  unlimited   number  of  special   shares
                                    without par value

                   IMA's shares shall have the rights and restrictions set out in IMA's Articles. IMA's authorized share structure shall be amended so that it is as set out in paragraph H of the Notice of Alteration attached hereto as Schedule A. IMA's Articles shall be amended by adding, as Article 27 of the Articles, the rights and restrictions set out in Schedule B hereto;

         (b) IMA's central securities register for common shares shall be redesignated as the central securities register for the Class A Common shares;

         (c) Golden Arrow's authorized share structure shall be amended by creating a new class of shares consisting of an unlimited number of preferred shares without par value having the rights and restrictions set out in Golden Arrow's Articles. Golden Arrow's authorized share structure shall be amended so that it is as set out in paragraph H of the Notice of Alteration attached hereto as Schedule C. Golden Arrow's Articles shall be amended by adding, as Article 27 of the Articles, the rights and restrictions set out in Schedule D hereto;

         (d) Each IMA Common Share issued and outstanding on the Effective Date (other than shares held by dissenting shareholders) will be exchanged for one New IMA Common Share and one-tenth of one IMA Special Share. The stated capital of the New IMA Common Shares and the IMA Special Shares will be determined as follows:

                  (i) the amount of the stated capital account of the IMA Special Shares will be equal to Net Fair Market Value; and

                  (ii) the amount of the stated capital account of the New IMA Common Shares will be equal to stated capital account of the IMA Common Shares minus the Net Fair Market Value.


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                                      -6-


                  Each Shareholder shall cease to the the holder of the IMA Common Shares so exchanged and shall become the holder of the number of New IMA Common Shares and IMA Special Shares issued to such Shareholder. The name of such Shareholder shall be removed from the central securities register for IMA Common Shares in respect of the IMA Common Shares so exchanged and shall be added to the central securities register of New IMA Common Shares and IMA Special Shares, respectively, so issued to such Shareholder;

         (e) The IMA Common Shares exchanged for the New IMA Common Shares and the IMA Special Shares shall be cancelled and the appropriate entry shall be made in IMA's central securities registry;

         (f) IMA Holdco will transfer to IMA, with good and marketable title free and clear of all encumbrances, all of the shares of IMA Holdings (BVI), IMPSA BVI and IMPSA held by it. As consideration for such shares transferred to IMA, IMA will reduce the debt owed to it by IMA Holdco by an amount equal to the fair market value of such shares;

         (g) Each holder of IMA Special Shares will transfer, with good and marketable title free and clear of all encumbrances, all such shares to Golden Arrow. As consideration for the IMA Special Shares transferred to it, Golden Arrow will issue to such holders, Golden Arrow Common Shares on the basis of one Golden Arrow Common Share for every one whole IMA Special Share held by a respective holder. The stated capital account maintained in respect of Golden Arrow Common Shares shall be increased by an amount equal to the PUC of the transferred IMA Special Shares. In connection with such sale and transfer, each holder of IMA Special Shares so sold and transferred shall cease to be the holder of the IMA Special Shares so sold and transferred and shall become the holder of the number of Golden Arrow Common Shares issued to such holder. The name of such holder shall be removed from the central securities register of IMA Special Shares in respect of the IMA Special Shares so sold and transferred and shall be added to the central securities register of Golden Arrow as the holder of the number of Golden Arrow Common Shares so issued to such holder, and Golden Arrow shall be and shall be deemed to be the transferee of the IMA Special Shares so transferred and the name of Golden Arrow shall be entered in the central securities register of IMA Special Shares so sold and transferred to Golden Arrow;

         (h) IMA will sell and transfer the Transferred Assets to Golden Arrow in consideration for the issuance by Golden Arrow of 1,000,000 Golden Arrow Preferred Shares having a collective fair market value equal to the Net Fair Market Value. IMA shall be added to the central securities registry of Golden Arrow as the holder of the number of the 1,000,000 Golden Arrow Preferred Shares so issued. IMA shall take all such actions and deliver all such documents as may be required to convey title to the Transferred Assets to Golden Arrow;

         (i) IMA will purchase for cancellation the IMA Special Shares held by Golden Arrow in consideration for the issuance by IMA to Golden Arrow of the IMA Note having a principal amount and fair market value equal to the aggregate fair market value of the IMA Special Shares purchased for cancellation. The repurchased IMA Special Shares shall be cancelled and the appropriate entry made on the central securities registry for the IMA Special Shares;

         (j) The authorized share structure of IMA shall be amended by eliminating the 100,000,000 Class A Common Shares without par value and the unlimited Special Shares without par value, none of which are issued. IMA's authorized share structure shall be amended so that it is as set out in paragraph H of the Notice of Alteration attached hereto as Schedule E. IMA's Articles shall be amended by deleting Article 27 of the Articles and replacing it with Article 27 in the form set out in Schedule F hereto;

         (k) Golden Arrow will purchase for cancellation the Golden Arrow Preferred Shares held by IMA in consideration for the issuance by Golden Arrow to IMA of the Golden Arrow Note having a principal amount and fair market value equal to the aggregate fair market value of the Golden Arrow Preferred Shares purchased for cancellation. The repurchased Golden Arrow Preferred Shares shall be cancelled and the appropriate entry made on the central securities registry for the Golden Arrow Preferred Shares;

         (l) The authorized share structure of Golden Arrow shall be amended by eliminating the unlimited preferred shares without par value, none of which are issued. Golden Arrow's authorized share structure shall be amended so that it is as set out in paragraph H of the Notice of Alteration attached hereto as Schedule G. Golden Arrow's Articles shall be amended by deleting Article 27 of the Articles which contain the rights and restrictions attached to the Golden Arrow Common Shares and Golden Arrow Preferred Shares; and

         (m) IMA will pay the principal amount of the IMA Note by transferring to Golden Arrow the Golden Arrow Note which will be accepted by Golden Arrow as full payment, satisfaction and discharge of IMA's obligation under the IMA Note and simultaneously, Golden Arrow will pay the principal amount of the Golden Arrow Note by transferring to IMA the IMA Note which will be accepted by IMA as full payment, satisfaction and discharge of Golden Arrow's obligation under the Golden Arrow Note. The IMA Note and the Golden Arrow Note will both thereupon be cancelled.

3.2      TREATMENT OF IMA WARRANTS

After the Effective Date, each whole IMA Warrant outstanding on the Effective Date will entitle the holder thereof to receive, upon exercise on or after the Effective Date, one New IMA Common Share and one tenth of one Golden Arrow Common Share at an aggregate exercise price equal to the exercise price provided for in the certificate representing such IMA Warrant, subject to the terms and conditions contained in such certificate. Holders of IMA Warrants will not be permitted to exercise IMA Warrants to purchase either New IMA Common Shares or Golden Arrow Common Shares separately from each other. A holder of IMA Warrants who partially exercises such IMA Warrants after the Effective Date will be requested to exercise such IMA Warrants in multiples of ten to avoid subscriptions for fractions of Golden Arrow Common Shares.

The net proceeds from the exercise of any IMA Warrants after the Effective Date will be split between IMA and Golden Arrow in proportion to the relative market capitalizations of IMA and Golden Arrow calculated using the weighted average market price of New IMA Common Shares and Golden Arrow Common Shares for the first five trading days commencing when the Golden Arrow Common Shares commence trading on the TSX-V, provided that in no event will Golden Arrow receive less than $0.50 per Golden Arrow Common Share issued. IMA will, forthwith upon exercise of an IMA Warrant, pay to Golden Arrow on behalf of the holder of IMA Warrants, the amount to which Golden Arrow is entitled. Upon receipt of such funds, Golden Arrow will issue and deliver to the IMA Warrant holder the certificate representing Golden Arrow Common Shares to which such IMA Warrant holder is entitled. The price at which the Golden Arrow Common Shares will be issued will be calculated by dividing the amount of cash received by Golden Arrow from IMA, by the number of Golden Arrow Common Shares issued.

From the Effective Time, certificates representing IMA Warrants which were outstanding on the Effective Date will represent rights to purchase the same number of New IMA Common Shares as represented by the certificate and one-tenth that number of Golden Arrow Common Shares. Neither IMA nor Golden Arrow will issue new warrant certificates representing such rights.

3.3      TREATMENT OF IMA OPTIONS

After the Effective Time, all outstanding IMA Options will remain as constituted immediately prior to the Effective Time, and upon exercise, will entitle the holders to acquire the number of New IMA Common Shares equal to the number of IMA Common Shares they would have acquired had they exercised the options prior to the Effective Date.

The board of directors of Golden Arrow may grant incentive stock options to purchase Golden Arrow Common Shares to its directors, officers, employees and consultants in amounts to be determined by the board of directors of Golden Arrow at exercise prices in compliance with the requirements of the TSX-V.

3.4      DEEMED FULLY PAID AND NON-ASSESSABLE SHARES

All New IMA Common Shares, IMA Special Shares, Golden Arrow Common Shares and Golden Arrow Class A Shares issued pursuant hereto shall be deemed to be validly issued and outstanding as fully paid and non-assessable shares for all purposes of the BCBCA.

3.5      ARRANGEMENT EFFECTIVENESS

On the Effective Date, the Arrangement shall become finally and conclusively binding on the Securityholders and each of IMA, IMA Holdco and Golden Arrow.

3.6      SUPPLEMENTARY ACTIONS

Notwithstanding that the transaction and events set out in section 3.1 shall occur and shall be deemed to occur in the order therein set out without any act or formality, each of IMA, IMA Holdco and Golden Arrow shall be required to make, do and execute or cause and procure to be made, done and executed all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may be required to further document or evidence any of the transactions or events set out in section 3.1, including without limitation, any resolutions of directors authorizing the issue, transfer or purchase for cancellation of shares, any share transfer powers evidencing the transfer of shares and any receipt therefore, any promissory notes and receipts therefor and any necessary addition to or deletions from share registers.


                                   ARTICLE 4.

                         CERTIFICATES AND DOCUMENTATION

4.1      IMA COMMON SHARE CERTIFICATES

From and after the Effective Time, share certificates representing IMA Common Shares shall for all purposes be deemed to be share certificates representing New IMA Common Shares, and no new share certificates shall be issued with respect to the New IMA Common Shares issued in connection with the Arrangement.

4.2      IMA SPECIAL SHARE CERTIFICATES

Recognizing that all of the IMA Special Shares issued to the Shareholders will immediately be transferred to Golden Arrow in exchange for Golden Arrow Common Shares, IMA will not issue certificates representing the IMA Special Shares.

4.3      GOLDEN ARROW PREFERRED SHARE CERTIFICATES

Recognizing that all of the Golden Arrow Preferred Shares issued to IMA will immediately be purchased for cancellation by Golden Arrow in exchange for the Golden Arrow Note, Golden Arrow will not issue certificates representing the Golden Arrow Preferred Shares.

4.4      GOLDEN ARROW COMMON SHARE CERTIFICATES

As soon as practicable after the Effective Time, Golden Arrow shall cause to be issued to the registered holders of Golden Arrow Common Shares at the close of business on the Effective Date, share certificates representing in the aggregate number of the Golden Arrow Common Shares to which such holders are entitled following the Effective Date and shall cause such certificates to be delivered or mailed to such holder in accordance with the terms hereof.

4.5      FRACTIONAL SHARES

No fractional IMA Special Shares will be issued and the number of IMA Special Shares to which each Shareholder will be entitled shall be rounded down to the next whole number. No fractional shares, including shares issuable upon the exercise of any IMA Warrants after the Effective Date, will be issued, and no cash will be paid in lieu thereof, by either IMA or Golden Arrow. Any fractions resulting will be rounded down to the nearest whole number. No subscription for a fraction of a Golden Arrow Common Share will be accepted with respect to the exercise of IMA Warrants as set out in paragraph 3.2 above.

                                   ARTICLE 5.

                            AMENDMENT AND TERMINATION

5.1      AMENDMENT

This Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Date, be amended in a manner not materially prejudicial to the Securityholders provided that such amendment be contained in a written document which is filed with the Court.

5.2      TERMINATION

This Plan of Arrangement may, at any time before or after the holding of the Meeting but no later than the Effective Date, be terminated by the Board of Directors of IMA without further notice to, or action on the part of, its Securityholders.

Without limiting the generality of the foregoing, IMA may terminate this Plan of Arrangement, if prior to the Effective Date, there is a material change in the business, operations, properties, assets, liabilities or condition, financial or otherwise, of IMA and its subsidiaries, taken as a whole, or in Golden Arrow, or any change in general economic conditions, interest rates or any outbreak or material escalation in, or the cessation of, hostilities or any other calamity or crisis, or there should develop, occur or come into effect any occurrence which has a material effect on the financial markets of Canada and the board of directors of IMA determines in its sole judgment that it would be inadvisable in such circumstances for IMA to proceed with the Arrangement.

5.3      EFFECT OF TERMINATION

Upon the termination of this Plan of Arrangement pursuant to Section 5.2 hereof, no party shall have any liability or further obligation to any other party hereunder.

                                   ARTICLE 6.

                         RIGHTS OF DISSENT AND APPRAISAL

6.1      DISSENT RIGHT

Notwithstanding section 3.1 hereof, Shareholders may exercise rights of dissent (the "Dissent Right") in connection with the Arrangement pursuant to the Interim Order and this Article 6.

6.2      NOTICE OF DISSENT

A Shareholder who wishes to exercise a Dissent Right must give written notice of dissent ("Notice of Dissent") to IMA by depositing such Notice of Dissent with IMA, or mailing it to IMA by registered mail, at its head office at Suite 709-837 West Hastings Street, Vancouver, British Columbia, V6C 3N6, marked to the attention of the President, not later than two days before the IMA Meeting. A Shareholder who has given a Notice of Dissent in accordance with this section
6.2 is herein referred to as a "Dissenting Shareholder". A Shareholder who wishes to dissent must prepare a separate notice of dissent for (i) the Shareholder, if the Shareholder is dissenting on its own behalf and (ii) each person who beneficially owns shares in the Shareholder's name and on whose behalf the Shareholder is dissenting. To be valid, a Notice of Dissent must:

         (a) identify in each Notice of Dissent the person on whose behalf dissent is being exercised;

         (b) set out the number of IMA Common Shares in respect of which the Shareholder is exercising the Dissent Right (the "Notice Shares"), which number cannot be less than all of the IMA Common Shares held by the beneficial holder on whose behalf the Dissent Right is being exercised;

         (c) if the Notice Shares constitute all of the shares of which the Dissenting Shareholder is both the registered owner and beneficial owner and the Dissenting Shareholder owns no other shares of IMA as beneficial owner, a statement to that effect;

         (d) if the Notice Shares constitute all of the shares of which the Dissenting Shareholder is both the registered and beneficial owner but the Dissenting Shareholder owns other shares of IMA as beneficial owner, a statement to that effect, and

                  (i) the names of the registered owners of those other shares,

                  (ii) the number of those other shares that are held by each of those registered owners, and

                  (iii) a statement that Notices of Dissent are being or have been sent in respect of all those other shares;

         (e) if dissent is being exercised by the Dissenting Shareholder on behalf of a beneficial owner who is not the Dissenting Shareholder, a statement to that effect, and

                  (i)      the name and address of the beneficial owner, and

                  (ii) a statement that the Dissenting Shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the Dissenting Shareholder's name.

6.3      RIGHT OF DISSENTING SHAREHOLDER

The giving of a Notice of Dissent does not deprive a Shareholder of his or her right to vote at the Meeting on the special resolution approving the Arrangement. A vote against the special resolution or the execution or exercise of a proxy with instructions to vote against the special resolution does not constituted a Notice of Dissent.

6.4      WHEN DISSENT RIGHT NOT AVAILABLE:

A Shareholder is not entitled to exercise a Dissent Right with respect to any IMA Common Shares if the a Shareholder votes ( or instructs or is deemed, by submission of any incomplete proxy, to have instructed his or her proxyholder to vote) in favour of the special resolution approving the Arrangement. However, a Shareholder may vote as a proxy for a Shareholder whose proxy required an affirmative vote, without affecting his or her right to exercise the Dissent Right in respect of the IMA Common Shares of which he or she is the registered holder.

6.5      NOTICE TO PROCEED

If IMA intends to act on the authority of the special resolution approving the Arrangement, it must send a notice (the "Notice to Proceed") to the Dissenting Shareholder promptly after the later of:

         (a)      the date on which IMA forms the intention to proceed, and

         (b)      the date on which the Notice of Dissent was received.

If IMA has acted on the authority of that special resolution it must promptly send a Notice to Proceed to the Dissenting Shareholder. The Notice to Proceed must be dated not earlier than the date on which it is sent and state that IMA intends to act or has acted on the authority of the special resolution and advise the Dissenting Shareholder of the manner in which dissent is to be completed under section 6.7 hereof.

6.6 ENTITLEMENT TO PAYMENT OF FAIR VALUE

On receiving a Notice to Proceed in accordance with section 6.5 hereof, the Dissenting Shareholder is entitled to require IMA to purchase all of the IMA Common Shares in respect of which the Notice of Dissent was given.

6.7      DEMAND FOR PAYMENT OF FAIR VALUE

A Dissenting Shareholder who receives a Notice to Proceed is bound to sell its IMA Common Shares to IMA and must send to IMA within one month after the date of the Notice to Proceed:

         (a) a written statement that the Dissenting Shareholder requires IMA to purchases all of the Notice Shares;

         (b)      the certificates representing the Notice Shares, and

         (c) if dissent is being exercised by the Shareholder on behalf of a beneficial owner who is not the Dissenting Shareholder, a written statement signed by the beneficial owner setting out whether the beneficial owner is the beneficial owner of other shares of IMA and if so, setting out:

                  (i) the names of the registered owners of those other shares,

                  (ii) the number of those other shares that are held by each of those registered owners, and

                  (iii) that dissent is being exercised in respect of all of those other shares,

whereupon IMA is bound to purchase them in accordance with the Notice of Dissent.

6.8      PAYMENT FOR NOTICE SHARES

IMA and the Dissenting Shareholder may agree on the amount of the payout value of the Notice Shares and in that event, IMA must either promptly pay that amount to the Dissenting Shareholder or send a notice to the Dissenting Shareholder that IMA is unable lawfully to pay Dissenting Shareholders for their share as IMA is insolvent or if the payment would render IMA insolvent.

6.9      APPLICATION TO COURT TO FIX PAYOUT VALUE

If IMA and the Dissenting Shareholder do not agree on the amount of the payout value of the Notice Shares the Dissenting Shareholder or IMA may apply to the court and the court may:

         (a) determine the payout value of the Notice Shares or order that the payout value of the notice shares be established by arbitration or by reference to the registrar or a referee of the court;

         (b) join in the application each Dissenting Shareholder who has not agreed with IMA on the amount of the payout value of the Notice Shares; and

         (c) make consequential orders and give directions it considers appropriate.

Promptly after a determination of the payout value of the Notice Shares has been made, IMA must either pay that amount to the Dissenting Shareholder or send a notice to the Dissenting Shareholder that IMA is unable lawfully to pay Dissenting Shareholders for their shares as IMA is insolvent or if the payment would render IMA insolvent. If the Dissenting Shareholder receives a notice that IMA is unable to lawfully pay Dissenting Shareholders for their share the Dissenting Shareholder may with in 30 days after receipt of the notice, withdraw his or her Notice of Dissent. If the Notice of Dissent is not withdrawn the Dissenting Shareholder remains a claimant against IMA to be paid as soon as IMA is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of IMA but in priority to its shareholders.

6.10     DEEMED NOTICE

Any notice required to be given by IMA or a Dissenting Shareholder to the other in connection with the exercise of the Dissent Right, will be deemed to have been given and received, if delivered, on the day of delivery, if mailed, on the earlier of the date of receipt or the second business day after the day of mailing, or, if sent by telecopier or other similar form of transmission, the first business day after the date of transmittal.

6.11     CONSEQUENCES OF EXERCISING DISSENT RIGHTS

A Shareholder who:

         (a) properly exercises the Dissent Right by complying with all of the procedures (the "Dissent Procedures") required to be complied with by a Dissenting Shareholder, will:

                  (i)      be bound by the provisions of this Article 6;

                  (ii)     be   deemed   not  to   have   participated   in  the
                           Arrangement; and

                  (iii) cease to have any rights as a Shareholder other than the right to be paid the payout value of the Notice Shares by IMA in accordance with the Dissent Procedures; or

         (b)      seeks to exercise the Dissent Right, but:

                  (i) who for any reason does not properly comply with each of the Dissent Procedures required to be complied with by a Dissenting Shareholder, or

                  (ii) subsequent to giving his or her Notice of Dissent, acts inconsistently with such dissent;

will be deemed to have participated in the Arrangement on the same basis as each non-dissenting Shareholder and will receive his or her pro rata portion of the Golden Arrow Common Shares based upon the number of IMA Common Shares of which such Dissenting Shareholder is the registered holder. IMA may in its sole discretion waive any non-compliance by a shareholder with any of the provisions of this Article 6 in order to give effect to a shareholder's Dissent Rights.

6.12     ABANDONMENT OF DISSENT

A Dissenting Shareholder may not withdraw a Notice of Dissent without the consent of IMA. A dissenting Shareholder may, with the written consent of IMA, at any time prior to the payment to the Dissenting Shareholder of the full amount of money to which the Dissenting shareholder is entitled under this
Article 6, abandon such Dissenting Shareholder's dissent to the Arrangement by giving written notice to IMA withdrawing the Notice of Dissent by depositing such notice with IMA or mailing it to IMA by registered mail, at its head at office at #709-837 West Hastings Street, Vancouver, British Columbia, V6C 3N6, marked to the attention of the President, and will then be deemed to have participated in the Arrangement on the same basis as each non-dissenting Shareholder and will receive such number of Golden Arrow Common Shares to which he or she is entitled.

6.13     RESERVATION OF GOLDEN ARROW COMMON SHARES

If a Shareholder exercises the Dissent Right, IMA shall on the Effective Date set aside and not distribute that portion of the Golden Arrow Common Shares which is attributable to the IMA Common Shares for which Dissent Rights have been exercised. If an IMA Shareholder exercises the Dissent Right, but, as set out in subsection 6.11(b) does not properly comply with the Dissent Procedures or, subsequent to giving his or her Notice of Dissent, acts inconsistently with such dissent, then IMA shall distribute to such Shareholder his or her pro rata portion of the Golden Arrow Common Shares. If a Shareholder duly complies with the Dissent Procedures as set out in subsection 6.11(a), then IMA shall retain the portion of the Golden Arrow Common Shares attributable to such Shareholder (the "Non-Distributed Golden Arrow Shares"), and the Non-Distributed Golden Arrow Shares will be dealt with as determined by the Board of Directors of IMA in its discretion.

               SCHEDULE A TO PLAN OF ARRANGEMENT BEING APPENDIX I
                          TO THE ARRANGEMENT AGREEMENT
                      MADE AS OF THE 14TH DAY OF MAY, 2004
               AMONG IMA EXPLORATION INC., IMA HOLDINGS CORP. AND
                       GOLDEN ARROW RESOURCES CORPORATION
                   (PARAGRAPH 3.1 (A) OF PLAN OF ARRANGEMENT)

                              NOTICE OF ALTERATION

               SCHEDULE B TO PLAN OF ARRANGEMENT BEING APPENDIX I
                          TO THE ARRANGEMENT AGREEMENT
                      MADE AS OF THE 14TH DAY OF MAY, 2004
               AMONG IMA EXPLORATION INC., IMA HOLDINGS CORP. AND
                       GOLDEN ARROW RESOURCES CORPORATION
                     (PARAGRAPH 3.1 (A) PLAN OF ARRANGEMENT)

       27. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE COMMON SHARES, CLASS A COMMON SHARES, SPECIAL SHARES AND PREFERRED SHARES

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE COMMON SHARES

         The common shares (the "Common Shares") shall have attached thereto the following special rights and restrictions:

1.       VOTING

The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and shall have one vote for each Common Share held at all meetings of the shareholders of the Company, except meetings at which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

2.       DIVIDENDS

Subject to the prior rights of the holders of the Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of Common Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the board of directors of the Company out of moneys property applicable to the payment of dividends, in such amount and in such form as the board of directors of the Company may from time to time determine and all dividends which the board of directors of the Company may declare on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares at the time outstanding.

3.       LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Company.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE CLASS A COMMON SHARES

         The class A common shares (the "Class A Shares") shall have attached thereto the following special rights and restrictions:

1.       VOTING

The holders of the Class A Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and shall have one vote for each Class A Shares held at all meetings of the shareholders of the Company, except meetings at which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

2.       DIVIDENDS

Subject to the prior rights of the holders of the Preferred Shares and any other shares ranking senior to the Class A Shares with respect to priority in the payment of dividends, the holders of Class A Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the board of directors of the Company out of moneys property applicable to the payment of dividends, in such amount and in such form as the board of directors of the Company may from time to time determine and all dividends which the board of directors of the Company may declare on the Class A Shares shall be declared and paid in equal amounts per share on all Class A Shares at the time outstanding.

3.       LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Preferred Shares and any other shares ranking senior to the Class A Shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Class A Shares shall be entitled to receive the remaining property and assets of the Company.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE SPECIAL SHARES

         The special shares (the "Special Shares") shall have attached thereto the following special rights and restrictions:

1.       VOTING

The holders of Special Shares are not entitled to notice of or to attend or vote at any meeting of shareholders of the Company except as may be required by the Business Corporations Act (British Columbia).

2.       DIVIDENDS

Subject to the rights, privileges, restrictions and conditions attaching to shares of any class of the Company ranking prior to the Special Shares, the holders thereof are entitled to receive such dividends payable in money, property, or by the issue of fully paid shares of the Company, as may be declared by the Board of Directors and to receive on an equal basis share for share with the holders of the Common Shares the remaining property of the Company upon the liquidation or winding up thereof.

The Directors of the Company may determine at any time and from time to time, with respect to all or portion of any dividend on the Special Shares of the Company that such dividend shall be payable in money or, in the case of electing holders whose addresses on the books of the Company are in Canada, and in jurisdictions specified by the Directors outside Canada, by the issue of fully paid Special Shares of the Company having a value, as determined by the Directors, that is substantially equivalent, as of the date or period of days determined by the Directors, to the cash amount of such dividend, provided that the Directors may (but need not) value the Special Shares to be issued in payment of the dividend at a discount from or premium to the relevant market value thereof of up to 5%, in either case.

With respect to fractional shares that may result from any such stock dividend the Company shall issue to an agent for shareholders appointed by the Company a number of whole shares representing in the aggregate the fractional shares of all electing shareholders, unless the Directors of the Company otherwise determine, for instance by the payment of cash in lieu of fractional share interests that may result from any such stock dividend. In any event, no certificates representing fraction of share interests will be issued by the Company.

3.       CONVERSION

A holder of Special Shares shall have the right, at his option, to convert at any time and from time to time, subject to the terms and provisions hereof, all or part of his Special Shares into Common Shares, on the basis of one Common Share for each Special Share. The conversion of Special Shares may be effected by surrender of the certificate or certificates representing the same at any time during usual business hours at the option of the holder at the Registered Office of the Company or at any office of any transfer agent of the Company at which the Special Shares are transferable accompanied: (1) by payment or evidence of payment of the tax (if any) payable as provided in this section 3; and (2) by written instrument of surrender in form satisfactory to the Company duly executed by the registered holder, or his attorney duly authorized in writing, in which instrument such holder shall elect to convert all or part only of the Special Shares represented by such certificate or certificates in which event the Company shall issue and deliver or cause to be delivered to such holder, at the expense of the Company, a new certificate representing the Special Shares represented by such certificate or certificates which have not been converted. The date of such surrender of certificates representing Special Shares to be converted is referred to hereinafter as the "Conversion Date". A holder of Special Shares to be converted shall not be entitled to fractional shares upon conversion but shall be entitled to receive a new certificate representing the number of remaining Special Shares which cannot be converted.

As promptly as practicable on or after the Conversion Date the Company shall issue and deliver, or cause to be delivered to or upon the written order of the holder of the Special Shares so surrendered, a certificate or certificates issued in the name of, or in such name or names as may be directed by, such holder representing the number of fully paid and non-assessable Common Shares and the number of remaining Special Shares, if any, to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the Conversion Date, so that the rights of the holder of such Special Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Special Shares at such time.

The registered holder of any Special Shares on the record date for any dividend declared payable on such share shall be entitled to such dividend notwithstanding that such share is converted after such record date and before the payment date of such dividend.

The issuance of certificates for Common Shares upon the conversion of Special Shares shall be made without charge to the converting holders of Special Shares for any fee or tax in respect of the issuance of such certificates or the Common Shares represented thereby; provided, however, that the Company shall not be required to pay any tax which may be imposed upon the person or person to whom such Common Shares are issued in respect of the issuance of such Common Shares or the certificates therefore or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name or names other than that of the holder of the Special Shares converted, and the Company shall not be required to issue or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

4.        LIQUIDATION, DISSOLUTION OR WINDING-UP

In respect of the declaration and payment of dividends and upon the liquidation, dissolution or winding up of the Company the Special Shares shall rank pari passu with the Common Shares of the Company.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE PREFERRED SHARES

         The preferred shares (the "Preferred Shares") shall have attached thereto the following special rights and restrictions:

1.       ISSUANCE OF SHARES

The board of directors of the Company may issue the Preferred Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Company shall fix the number of shares in such series and shall determine, subject to the limitations set out in the Articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series including, without limitation, the rate or rates, amount or method or methods of calculation of dividends thereon, the time and place of payment of dividends, whether cumulative or non-cumulative or partially cumulative and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption (if any), the conversion, exchange or reclassification rights attached thereto (if any), the voting right attached thereto ( if any), the terms and conditions of any share purchase plan or sinking fund with respect thereto, and any other terms not inconsistent with these provisions. Before the issue of the first shares of a series, the board of directors of the Company shall send to the Registrar (as defined in the, Business Corporations Act (British Columbia)) a certified copy of the directors' resolution containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Company.

2.       VOTING

Except as hereinafter referred to or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Preferred Shares, the holders of the Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Company.

3.       DIVIDENDS

No rights, privileges, restrictions or conditions attached to a series of Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Preferred shares then outstanding. The Preferred Shares shall be entitled to priority over the Common Shares of the Company and over any other shares of the Company ranking junior to the Preferred shares with respect to priority in the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Preferred Shares are not paid in full, the Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Preferred Shares of any series may also be given such other preferences, not inconsistent with paragraphs 1 to 4 hereof, over the Common shares and over any other shares ranking junior to the Preferred shares as may be determined in the case of such series of Preferred Shares.

4.       AMENDMENT TO RIGHTS AND RESTRICTIONS

The rights privileges, restrictions and conditions attaching to the Preferred shares as a class may be added to, changed or removed but only with the approval of the holders of the Preferred shares given as hereinafter specified. The approval of the holders of the Preferred shares to add to, change or remove any right, privilege, restriction or condition attaching to the Preferred shares as a class or to any other matter requiring the consent of the holders of the Preferred shares as a class shall be given in such manner as may then be required by law, subject to a minimum requirement that such approval shall be given by resolution passed by the affirmative vote of at least two-thirds of the votes cast at a meeting of the holders of Preferred shares duly called for that purpose. The formalities to be observed in respect of the giving notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time required by the Business Corporations Act (British Columbia) (as from time to time amended, varied or replaced) and prescribed in the Articles of the Company with respect to meetings of shareholders. On every poll taken at a meeting of holders of Preferred shares as a class, each holder entitled to vote thereat shall have one vote in respect of each Cdn.$1.00 of stated capital added to the appropriate stated capital account of the Company in respect of the issue of each such share held by the holder.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE PREFERRED SHARES, SERIES 1

The preferred shares, series I (the "Series I Shares") shall have attached thereto the following special rights and restrictions:

1.       DIVIDENDS

Subject to the prior rights of any shares of the Company ranking in priority to the Series I Shares, the holders of Series I Shares shall be entitled to receive, if, as and when declared by the board of directors of the Company, non-cumulative dividends in an amount or amounts to be determined by the board of directors from time to time.

2.       REDEMPTION

Subject to the rights, privileges, restrictions and conditions attaching to any shares of the Company ranking in priority to the Series I Shares, the Company may redeem at any time any of the then outstanding Series I Shares on payment in cash or property for each share of an amount equal to the Redemption Amount (as defined below), together with all declared and unpaid dividends thereon. The redemption amount (the "Redemption Amount") will be determined by dividing Cdn. $3,495,800 by the number of Series I Shares issued.

Every registered holder of Series I Shares may (at his, her or its option upon giving notice) require the Company at any time to redeem any of the Series I Shares held by such holder, and the Company shall pay to such holder for each share which the holder requires to be redeemed, the Redemption Amount, together with all declared and unpaid dividends thereon. If only a part of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Company. From and after the redemption, the holders of the Series I Shares to be redeemed as aforesaid, shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights as a member in respect thereof unless payment of the redemption value of his, her or its shares shall not be made upon presentation of the certificate in which case the rights of the holder shall remain unaffected.

3.       LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of any dissolution, liquidation or winding-up of the Company or other distribution of the property or assets of the Company, the holders of Series I Shares shall be entitled to receive from the property or assets of the Company an amount equal to the Redemption Amount, together with all declared and unpaid dividends thereon. Subject to the prior rights of any shares of the Company ranking in priority to the Series I Shares, such payment or distribution shall be made prior to the payment of any amount or any amount or distribution of any property or assets of the Company to the holders of Common shares or any other shares ranking junior to the Series I Shares. Upon payment of the holders of record of the Series I Shares on the date of distribution of the amount so payable to them, such holders shall not be entitled to share in any further distribution of the property or assets of the Company.

4.       VOTING

The holders of the Series I Shares will not be entitled to any vote in respect of any general meeting of shareholders of the Company.

5.       AMENDMENT TO RIGHTS AND RESTRICTIONS

The provisions attaching to the Series I Shares may be repealed, altered, modified or amended but only with the prior approval of the holders of the Series I Shares, given by an instrument (s) in writing by the holders of all Series I Shares, or by a resolution passed by at least two-thirds of the votes cast at a meeting of the holders of the Series I Shares called for such purpose. Such requirement for the approval of the holders of the Series I Shares shall be in addition to any vote, authorization, confirmation or approval as may then be required by applicable law.

               SCHEDULE C TO PLAN OF ARRANGEMENT BEING APPENDIX I
                          TO THE ARRANGEMENT AGREEMENT
                      MADE AS OF THE 14TH DAY OF MAY, 2004
               AMONG IMA EXPLORATION INC., IMA HOLDINGS CORP. AND
                       GOLDEN ARROW RESOURCES CORPORATION
                   (PARAGRAPH 3.1 (C) OF PLAN OF ARRANGEMENT)

                              NOTICE OF ALTERATION

               SCHEDULE D TO PLAN OF ARRANGEMENT BEING APPENDIX I
                          TO THE ARRANGEMENT AGREEMENT
                      MADE AS OF THE 14TH DAY OF MAY, 2004
               AMONG IMA EXPLORATION INC., IMA HOLDINGS CORP. AND
                       GOLDEN ARROW RESOURCES CORPORATION
                   (PARAGRAPH 3.1 (C) OF PLAN OF ARRANGEMENT)

       27. SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE COMMON SHARES
                              AND PREFERRED SHARES

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE COMMON SHARES

         The common shares (the "Common Shares") shall have attached thereto the following special rights and restrictions:

1.       VOTING

The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and shall have one vote for each Common Share held at all meetings of the shareholders of the Company, except meetings at which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

2.       DIVIDENDS

Subject to the prior rights of the holders of any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of Common Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the board of directors of the Company out of moneys property applicable to the payment of dividends, in such amount and in such form as the board of directors of the Company may from time to time determine and all dividends which the board of directors of the Company may declare on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares at the time outstanding.

3.       LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Company.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE PREFERRED SHARES

         The preferred shares (the "Preferred Shares") shall have attached thereto the following special rights and restrictions:

1.       VOTING

The holders of Preferred Shares shall be entitled to receive notices of and to attend and vote at all meetings of the shareholders of the Company in the same manner and to the same extend as are the holders of the Common Shares.

2.       DIVIDENDS

The holders of the Preferred Shares shall be entitled to receive, and the Company shall pay thereon as and when declared by the Board of Directors out of the monies of the Company properly applicable to the payment of dividends, dividends which shall be in the amounts and upon the conditions that shall have been agreed upon by the Board of Directors at the time of issuance and sale of each such share.

3.       LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the Preferred Shares shall be entitled to receive, before any distribution of any part of the property and assets of the Company among the holders of the Common Shares, an amount equal to one hundred percent (100%) of the amount paid thereon and any dividends declared thereon and unpaid, and no more.

4.       PARTICIPATION IN THE PROFITS AND ASSETS

The Preferred Shares shall rank, both as regards dividends and return of capital, in priority to the Common Shares of the company, but shall not be entitled to any further right to participate in the profits or assets of the Company.

               SCHEDULE E TO PLAN OF ARRANGEMENT BEING APPENDIX I
                          TO THE ARRANGEMENT AGREEMENT
                      MADE AS OF THE 14TH DAY OF MAY, 2004
               AMONG IMA EXPLORATION INC., IMA HOLDINGS CORP. AND
                       GOLDEN ARROW RESOURCES CORPORATION
                   (PARAGRAPH 3.1 (J) OF PLAN OF ARRANGEMENT)

                              NOTICE OF ALTERATION

               SCHEDULE F TO PLAN OF ARRANGEMENT BEING APPENDIX I
                          TO THE ARRANGEMENT AGREEMENT
                      MADE AS OF THE 14TH DAY OF MAY, 2004
               AMONG IMA EXPLORATION INC., IMA HOLDINGS CORP. AND
                       GOLDEN ARROW RESOURCES CORPORATION
                   (PARAGRAPH 3.1 (J) OF PLAN OF ARRANGEMENT)


         27. RIGHTS AND RESTRICTIONS ATTACHING TO THE COMMON SHARES AND
                               PREFERRED SHARES.


SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE COMMON SHARES

         The common shares (the "Common Shares") shall have attached thereto the following special rights and restrictions:

1.       VOTING

The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and shall have one vote for each Common Share held at all meetings of the shareholders of the Company, except meetings at which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

2.       DIVIDENDS

Subject to the prior rights of the holders of the Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of Common Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the board of directors of the Company out of moneys property applicable to the payment of dividends, in such amount and in such form as the board of directors of the Company may from time to time determine and all dividends which the board of directors of the Company may declare on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares at the time outstanding.

3.       LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets upon dissolution, liquidation, winding-up or distribution for the purpose of winding-up, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Company.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE PREFERRED SHARES

         The preferred shares (the "Preferred Shares") shall have attached thereto the following special rights and restrictions:

1.       ISSUANCE OF SHARES

The board of directors of the Company may issue the Preferred Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Company shall fix the number of shares in such series and shall determine, subject to the limitations set out in the Articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series including, without limitation, the rate or rates, amount or method or methods of calculation of dividends thereon, the time and place of payment of dividends, whether cumulative or non-cumulative or partially cumulative and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption (if any), the conversion, exchange or reclassification rights attached thereto (if any), the voting right attached thereto ( if any), the terms and conditions of any share purchase plan or sinking fund with respect thereto, and any other terms not inconsistent with these provisions. Before the issue of the first shares of a series, the board of directors of the Company shall send to the Registrar (as defined in the, Business Corporations Act (British Columbia)) a certified copy of the directors' resolution containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Company.

2.       VOTING

Except as hereinafter referred to or as otherwise required by law or in accordance with any voting rights which may from time to time be attached to any series of Preferred Shares, the holders of the Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Company.

3.       DIVIDENDS

No rights, privileges, restrictions or conditions attached to a series of Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Preferred shares then outstanding. The Preferred Shares shall be entitled to priority over the Common Shares of the Company and over any other shares of the Company ranking junior to the Preferred shares with respect to priority in the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Preferred Shares are not paid in full, the Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Preferred Shares of any series may also be given such other preferences, not inconsistent with paragraphs 1 to 4 hereof, over the Common shares and over any other shares ranking junior to the Preferred shares as may be determined in the case of such series of Preferred Shares.

4.       AMENDMENT TO RIGHTS AND RESTRICTIONS

The rights privileges, restrictions and conditions attaching to the Preferred shares as a class may be added to, changed or removed but only with the approval of the holders of the Preferred shares given as hereinafter specified. The approval of the holders of the Preferred shares to add to, change or remove any right, privilege, restriction or condition attaching to the Preferred shares as a class or to any other matter requiring the consent of the holders of the Preferred shares as a class shall be given in such manner as may then be required by law, subject to a minimum requirement that such approval shall be given by resolution passed by the affirmative vote of at least two-thirds of the votes cast at a meeting of the holders of Preferred shares duly called for that purpose. The formalities to be observed in respect of the giving notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time required by the Business Corporations Act (British Columbia) (as from time to time amended, varied or replaced) and prescribed in the Articles of the Company with respect to meetings of shareholders. On every poll taken at a meeting of holders of Preferred shares as a class, each holder entitled to vote thereat shall have one vote in respect of each Cdn.$1.00 of stated capital added to the appropriate stated capital account of the Company in respect of the issue of each such share held by the holder.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE PREFERRED SHARES, SERIES 1

The preferred shares, series I (the "Series I Shares") shall have attached thereto the following special rights and restrictions:

1.       DIVIDENDS

Subject to the prior rights of any shares of the Company ranking in priority to the Series I Shares, the holders of Series I Shares shall be entitled to receive, if, as and when declared by the board of directors of the Company, non-cumulative dividends in an amount or amounts to be determined by the board of directors from time to time.

2.       REDEMPTION

Subject to the rights, privileges, restrictions and conditions attaching to any shares of the Company ranking in priority to the Series I Shares, the Company may redeem at any time any of the then outstanding Series I Shares on payment in cash or property for each share of an amount equal to the Redemption Amount (as defined below), together with all declared and unpaid dividends thereon. The redemption amount (the "Redemption Amount") will be determined by dividing Cdn. $3,495,800 by the number of Series I Shares issued.

Every registered holder of Series I Shares may (at his, her or its option upon giving notice) require the Company at any time to redeem any of the Series I Shares held by such holder, and the Company shall pay to such holder for each share which the holder requires to be redeemed, the Redemption Amount, together with all declared and unpaid dividends thereon. If only a part of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Company. From and after the redemption, the holders of the Series I Shares to be redeemed as aforesaid, shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights as a member in respect thereof unless payment of the redemption value of his, her or its shares shall not be made upon presentation of the certificate in which case the rights of the holder shall remain unaffected.

3.       LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of any dissolution, liquidation or winding-up of the Company or other distribution of the property or assets of the Company, the holders of Series I Shares shall be entitled to receive from the property or assets of the Company an amount equal to the Redemption Amount, together with all declared and unpaid dividends thereon. Subject to the prior rights of any shares of the Company ranking in priority to the Series I Shares, such payment or distribution shall be made prior to the payment of any amount or any amount or distribution of any property or assets of the Company to the holders of Common shares or any other shares ranking junior to the Series I Shares. Upon payment of the holders of record of the Series I Shares on the date of distribution of the amount so payable to them, such holders shall not be entitled to share in any further distribution of the property or assets of the Company.

4.       VOTING

The holders of the Series I Shares will not be entitled to any vote in respect of any general meeting of shareholders of the Company.

5.       AMENDMENT TO RIGHTS AND RESTRICTIONS

The provisions attaching to the Series I Shares may be repealed, altered, modified or amended but only with the prior approval of the holders of the Series I Shares, given by an instrument (s) in writing by the holders of all Series I Shares, or by a resolution passed by at least two-thirds of the votes cast at a meeting of the holders of the Series I Shares called for such purpose. Such requirement for the approval of the holders of the Series I Shares shall be in addition to any vote, authorization, confirmation or approval as may then be required by applicable law.

               SCHEDULE G TO PLAN OF ARRANGEMENT BEING APPENDIX I
                          TO THE ARRANGEMENT AGREEMENT
                      MADE AS OF THE 14TH DAY OF MAY, 2004
               AMONG IMA EXPLORATION INC., IMA HOLDINGS CORP. AND
                       GOLDEN ARROW RESOURCES CORPORATION
                   (PARAGRAPH 3.1 (L) OF PLAN OF ARRANGEMENT)

                              NOTICE OF ALTERATION